                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) DECEMBER 27, 1999
                                                        -----------------

                              LEVEL 8 SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        0-26392                11-2920559
         --------                        -------                ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)


8000 REGENCY PARKWAY, CARY NC                                      27511
-----------------------------                                      -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (919) 380-5000
                                                    --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name of former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the Agreement and Plan of Merger dated October 19, 1999, by and among Level 8 Systems, Inc., Level 8's wholly-owned subsidiary TSAC, Inc. and Template Software, Inc., Level 8 acquired Template on December 27, 1999. The merger was approved by the stockholders of each of Template and Level 8 on December 24, 1999. As part of the transaction, each share of Template common stock will be exchanged for $4.00 in cash plus 0.2838 of a share of Level 8 common stock. A total of approximately $22.7 million and 1.6 million Level 8 shares will be issued to Template stockholders in the acquisition.

         The cash portion of the purchase price was funded in part by approximately $13 million in proceeds from the exercise of outstanding warrants and borrowings under a new $10 million credit facility provided by Bank Hapoalim and guaranteed by Liraz Systems, Ltd., Level 8's current principal shareholder.

         The primary business of Template and its subsidiaries includes the provision of ERP adapters, high performance data integration and business process automation products, which Level 8 intends to incorporate into its current portfolio of Enterprise Application Integration Products.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A) FINANCIAL STATEMENTS. As permitted by Item 7(a)(4) of Form 8-K, Level 8 will file the financial information required by
                  Item 7 with an amendment to this Form 8-K on or before March 13, 2000.

         (B) PRO FORMA FINANCIAL INFORMATION. As permitted by Item 7(b)(2) of Form 8-K, Level 8 will file the pro forma financial information required by Item 7 with an amendment to this Form 8-K on or before March 13, 2000.

         (C)      EXHIBITS.

                  Exhibit No.       Description
                  -----------       -----------
                  2.1               Agreement and Plan of Merger, dated October 19, 1999, by and among
                                    Level 8 Systems, Inc., TSAC, Inc. and Template Software, Inc. (1)

                  10.1              Promissory Note of Level 8 Systems, Inc., dated December 20, 1999.

-------------------

(1) Incorporated by reference to Level 8 Systems, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 1999 (File No. 000-26392).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 LEVEL 8 SYSTEMS, INC.



                                 By:  /s/ Dennis McKinnie
                                    ----------------------------------------
                                      Dennis McKinnie
                                      Senior Vice President,
                                      Chief Legal and Administrative Officer,
                                      Corporate Secretary


Date:  January 11, 2000

                                INDEX TO EXHIBITS




  Exhibit No.         Description
  -----------         -----------
       2.1            Agreement and Plan of Merger, dated October 19, 1999, by and among
                      Level 8 Systems, Inc., TSAC, Inc. and Template Software, Inc. (1)

       10.1           Promissory Note of Level 8 Systems, Inc., dated December 20, 1999.

-------------------

(1) Incorporated by reference to Level 8 Systems, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 1999 (File No. 000-26392).